           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Berkshire Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                  Board of Directors of Berkshire Bancorp Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total Fee Paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:
--------------------------------------------------------------------------------

                             BERKSHIRE BANCORP INC.
                                  160 Broadway
                            New York, New York 10038
                               Tel: (212) 791-5362

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 17, 2001

To the Stockholders of
BERKSHIRE BANCORP INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Berkshire Bancorp Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 17, 2001, at 10:00 A.M. (eastern standard time), at the offices of Blank Rome Tenzer Greenblatt LLP, The Chrysler Building, 14th Floor, Boardroom, 405 Lexington Avenue, New York, New York 10174, for the purpose of considering and acting upon the following:

         1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

         2. To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on April 27, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournment(s) thereof.

         Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 (which includes the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission).

         All stockholders are cordially invited to attend the meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.

                                    By Order of the Board of Directors of
                                    BERKSHIRE BANCORP INC.


                                    Emanuel J. Adler
                                    Secretary

Dated: April 27, 2001

                             BERKSHIRE BANCORP INC.
                                  160 Broadway
                            New York, New York 10038
                          Telephone No.: (212) 791-5362

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001


                                                                  April 27, 2001

Information Regarding Proxies

         This Proxy Statement is being furnished in connection with the solicitation of the accompanying proxy card by and on behalf of the Board of Directors of Berkshire Bancorp Inc. (the "Company") for use at the Company's 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 17, 2001, at 10:00 A.M. (eastern standard time), at the offices of Blank Rome Tenzer Greenblatt LLP, The Chrysler Building, 14th Floor, Boardroom, 405 Lexington Avenue, New York, New York 10174 and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of the Company on or about April 27, 2001.

         The principal executive offices of the Company are located at 160 Broadway, New York, New York 10038.

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies principally by the use of the mail, directors, officers and other employees of the Company, acting on its behalf and without special compensation, may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. It is estimated that said solicitation costs will be nominal.

Outstanding Stock and Voting Rights

         The Board of Directors has fixed the close of business on April 27, 2001 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 2,504,658 shares of the Company's Common Stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's Stockholders do not have cumulative voting rights. The Company has no other class of securities entitled to vote at the Annual Meeting.

Voting Procedures; Revocations

         When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated thereon, the shares will be voted FOR the election of each of the nominees for director named herein as shown on the form of proxy card.

         The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons named in the proxies will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         Proxies in the accompanying form are being solicited by, and on behalf of, the Company's Board of Directors. The persons named in the proxy have been designated as proxies by the Company's Board of Directors. Pursuant to Delaware corporate law, the presence of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. If a quorum is present at the Annual Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Annual Meeting and entitled to vote thereon. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The five nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election.


                              ELECTION OF DIRECTORS

         The entire Board of Directors is to be elected at the Annual Meeting. The Company's by-laws presently set the size of the Board of Directors at not less than three (3) nor more than eleven (11). Accordingly, at the Annual Meeting, five (5) nominees will be elected to hold office as directors. The five persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company. In the unexpected event that any of such nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

         The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee (based solely upon information furnished by such persons). Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve as a director if elected and each has consented to be named in this Proxy Statement.

         Proxies in the accompanying form will be voted at the Annual Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any such nominee should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote thereon (assuming a quorum exists).


                                                                                                      Year
                                                                                                    Commenced
                                                                                                    Serving as
                                                                                                    a Director
                  Name, Principal Occupation                                                          of the
                  and Other Directorships                                              Age           Company
                  -----------------------                                              ---           -------

William L. Cohen                                                                       59              1993
         Mr. Cohen is President, Chief Executive Officer and Chairman of the
         Board of The Andover Apparel Group Inc., an apparel manufacturing company, positions he has held for more than the past five years.

Thomas V. Guarino                                                                      47              2001
         Mr. Guarino has served as a director of Goshen Savings Bank from 1996, and chairman of the Board of Directors of GSB Financial Corporation
         from April 1998, until the respective mergers of those companies into
         The Berkshire Bank and the Company in March 2001. Mr. Guarino is the
         President and Senior Portfolio Manager of the Hudson Valley Investment
         Advisors, Inc., an investment management and advisory company, a position he has held since 1995. Prior to that, he had been, since
         1988, a Vice President of Fleet Investment Advisors, Inc. and was Vice
         President in charge of investments of Norstar Bank of the Hudson Valley from 1981 to 1988.

Moses Marx                                                                             65              1995
         Mr. Marx has been a general partner in United Equities Company (a securities brokerage firm) since 1954 and a general partner in United
         Equities Commodities Company (a commodities brokerage firm) since 1972.
         He is also President of Momar Corp. (a private investment company). Mr.
         Marx is a director of The Cooper Companies, Inc. (a developer and manufacturer of healthcare products).

Steven Rosenberg                                                                       52              1995
         Mr. Rosenberg has served as President and Chief Executive Officer of the Company since March 1999 and as Vice President-Finance and Chief
         Financial Officer of the Company since 1990. From September 1987 through April 1990, he served as President and Director of Scomel
         Industries, Inc., a company engaged in international marketing and consulting. Mr. Rosenberg is a director of The Cooper Companies, Inc.

Randolph B. Stockwell                                                                  54              1988
         Mr. Stockwell has been a private investor for over ten years. Since
         1999, Mr. Stockwell has served as President of Yachting Systems of
         America, LLC, a small start-up company. He served in various capacities with the Community Bank, a commercial bank, from September 1972 to
         January 1987.


         There are no family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.


Board Committees, Meetings and Compensation

         The Board of Directors of the Company has established an Audit Committee and a Stock Incentive Committee. The Company does not have a nominating committee or a compensation committee. The Audit Committee is comprised of Messrs. Cohen, Guarino and Stockwell all of whom meet the independence requirements under current National Association of Securities Dealers corporate governance standards for companies whose securities are quoted on NASDAQ. The Stock Incentive Committee is comprised of Messrs. Cohen and Stockwell. The Audit Committee's functions include reviewing with the independent accountants the plan and result of the auditing engagement, reviewing the adequacy of the Company's system of internal accounting controls, and considering the range of audit and nonaudit services. The Stock Incentive Committees's functions presently consist of the administration of the Company's 1999 Stock Incentive Plan.

         During the fiscal year ended December 31, 2000, the Board met four times and acted six times by unanimous written consent. The Audit Committee met four times during fiscal 2000. The Stock Incentive Committee did not meet during fiscal 2000. Each director attended all of the total number of meetings of the Board and of the committees of the Board on which he served.

         For a description of compensation paid to Directors, see "Management Compensation - Compensation of Directors."

         Directors are elected annually by the Company's stockholders.

Executive Officers of the Company

         Set forth below is information regarding persons deemed executive officers of the Company who are not also directors.


                 Name                   Age                                 Office
                 ----                   ---                                 ------
Moses Krausz                            60        President and Chief Executive Officer of The Berkshire Bank

David Lukens                            51        Senior Vice President and Chief Financial Officer of The
                                                  Berkshire Bank


         Mr. Krausz has been President of The Berkshire Bank since March 1992 and Chief Executive Officer since November 1993. Prior to joining The Berkshire Bank, Mr. Krausz was Managing Director of SFS Management Co., L.P., a mortgage banker, from 1987 to 1992 and was President of UMB Bank and Trust Company, a New York State chartered bank, from 1978 to 1987.

         Mr. Lukens has been Senior Vice President and Chief Financial Officer of The Berkshire Bank since December 1999. Prior to joining the Bank, Mr. Lukens was Senior Vice President and Chief Financial Officer of First Washington State Bank, a New Jersey commercial bank, from 1994 to 1999 and was Vice President and Controller at the Philadelphia, PA branch of Bank Leumi Le-Israel B.M., an international commercial bank, from 1978 to 1994.

Section 16(a) Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's executive officers (as defined therein), directors and persons owning more than ten (10%) percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC, and The Nasdaq Stock Market. SEC regulations also require that a copy of all such Section 16(a) forms filed be furnished to the Company by its executive officers, directors and greater than ten (10%) percent stockholders.

         Based solely on a review of the copies of such forms and amendments thereto received by the Company, or on written representations from the Company's executive officers and directors that no Forms 5 were required to be filed, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than ten (10%) percent of its Common Stock were met.

Securities Held by Management

         The following table sets forth information regarding beneficial ownership of the Company's common stock as of the Record Date by (i) each of the Company's current directors, (ii) the individuals named in the Summary Compensation Table set forth below and (iii) all of the current directors and executive officers as a group. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of the Record Date.


                                                                        Common Stock
                                                                  Beneficially Owned as of
                                                                       the Record Date
                                                       ------------------------------------------------
                                                             Number of                    Percent of
Name and Address of Beneficial Owner (1)                      Shares                     Common Stock
----------------------------------------               -------------------------       ----------------
William L. Cohen                                               1,500 (2)                       *
Thomas V. Guarino                                             32,136 (3)                     1.3
David Lukens                                                   5,200 (4)                       *
Moses Krausz                                                  43,300 (5)                     1.7%
Moses Marx                                                 1,053,120 (6)                    42.0%
Steven Rosenberg                                              10,861                           *
Randolph B. Stockwell                                          7,000 (7)                       *
All executive officers and directors as a
group (seven persons)                                      1,153,117 (8)                    45.1%


----------
 *  Less than 1%.

         The business address, for purposes hereof, of all of the Company's directors and executive officers, is c/o the Company's principal executive offices at 160 Broadway, New York, New York 10038.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 500 shares issuable upon the exercise of options which have been granted to Mr. Cohen under the Company's Stock Option Plan for

     Non-Employee Directors.

(3) Includes 13,550 shares issuable upon the exercise of options which have been granted to Mr. Guarino under the Company's 1999 Stock Incentive Plan. Includes 2,286 shares held in trust for minor children and 301 shares held by Mr. Guarino's wife.

(4) Includes 5,000 shares issuable upon the exercise of options which have been granted to Mr. Lukens under the Company's 1999 Stock Incentive Plan.

(5) Includes 30,000 shares issuable upon the exercise of options which have been granted to Mr. Krausz under the Company's 1999 Stock Incentive Plan.

(6) Includes 500 shares issuable upon the exercise of options which have been granted to Mr. Marx under the Company's Stock Option Plan for Non-Employee Directors. Does not include 53,500 shares owned by Eva and Esther, L.P. of which Mr. Marx has an 80.5% limited partnership interest. Mr. Marx's daughters and their husbands are the general partners of Eva and Esther, L.P.

(7) Includes 500 shares issuable upon the exercise of options which have been granted to Mr. Stockwell under the Company's Stock Option Plan for Non-Employee Directors.

(8) Includes 50,050 shares issuable upon the exercise of outstanding options granted pursuant to Company stock option plans.

Certain Relationships and Related Transactions

         In January 2000, the Bank entered into a lease agreement with Bowling Green Associates, LP, the principal owner of which is Mr. Marx, a director of the Company, for commercial space to open a bank branch. The Company obtained an appraisal of the market rental value of the space from an independent appraisal firm and management believes that the terms of the lease, including the annual rent paid, is comparable to the terms and annual rent that would be paid to non-affiliated parties in a similar commercial transaction for similar commercial space.

         In December 1999, the Bank loaned $1,500,000 to Ecogen, Inc., a corporation in which Mr. Marx may be deemed a principal stockholder. The loan was guaranteed by Momar Corp. ("Momar Corp."), the principal stockholder and chief executive officer of which is Moses Marx, a director and principal stockholder of the Company. Contemporaneously with the making of the loan, Momar Corp. purchased a 100% interest in such loan on a non-recourse basis for a purchase price equal to the outstanding balance of the loan. The Bank services such loan on behalf of Momar Corp. for no additional consideration. Such loan was made on substantially the same terms, including interest rate and collateral, as those prevailing at that time for comparable loans to unrelated parties and did not involve more than normal risk of collectibility or present other unfavorable features.

         In April 2001 and June 1999, the Company made term loans in the principal amount of $2,000,000 and $2,000,000, respectively, to Pharmaceutical Holdings Corp., a Delaware corporation, the principal stockholder of which is Momar Corporation. Such loans were made on substantially the same terms, including interest rate, as those prevailing at that time for comparable loans to unrelated parties and did not involve more than normal risk of collectibility or present other unfavorable features.

                             MANAGEMENT COMPENSATION

Executive Compensation

         The following table shows the compensation paid in or with respect to each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer for the fiscal ended December 31, 2000, and to each of the other executive officers who were paid more than $100,000 during the fiscal year ended December 31, 2000. Mr. Krausz' compensation prior to the acquisition of The Berkshire Bank by the Company on January 4, 1999 is not included. Mr. Rosenberg was the only officer of the Company during fiscal 1998.

                         Summary Compensation Table (1)


                                                                            Annual
                                                                            Compensation
Name and Principal Position                                                 ------------
---------------------------
                                                                     Year   Salary ($)
                                                                     ----   ----------

Steven Rosenberg                                                     2000   125,000
 President, Chief Executive                                          1999   125,000
 Officer and Chief Financial Officer                                 1998    90,000

Moses Krausz                                                         2000   310,000
 President and Chief Executive                                       1999   300,000
 Officer of The Berkshire Bank

David Lukens                                                         2000   103,500
 Senior Vice President and Chief
 Financial Officer of The Berkshire Bank


----------
(1) Does not include one employee of The Berkshire Bank, not deemed to be an executive officer of the Company, who was paid $122,000 in fiscal 2000.


              Option Grants in Fiscal Year Ended December 31, 2000

         The following table discloses information concerning options granted in the fiscal year ended December 31, 2000 to any of the individuals named in the Summary Compensation Table.


                                                                           Potential Realizable Value
                                  Percent of                                at Assumed Annual Rates
                                Total Options                                of Stock Appreciation
                                  Granted to     Exercise                     for Option Term (2)
                      Options    Employees in      Price      Expiration   ------------------------
Name                  Granted    Fiscal Year     Per Share       Date        5%($)          10%($)
----                  -------    -----------     ---------       ----        -----          ------
David Lukens           5,000         100%          31.75        06/05/06    $ 43,860       $ 96,919

----------

(1) The option granted to Mr. Lukens becomes exercisable in full on June 5, 2001.

(2) The dollar amounts in these columns are the results of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes and are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common stock. Stockholders are cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from option grants if the price of the Company's common stock appreciates, which would benefit all stockholders commensurately.

          Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table sets forth information concerning options exercised during the fiscal year ended December 31, 2000, and the number of options owned and the value of any in-the-money unexercised options as of December 31, 2000 by any of the individuals named in the Summary Compensation Table.

                                                      Number of
                                                     Unexercised
                        Shares                       Options at
                       Acquired                    Fiscal Year-End           Value of Unexercised
                          on         Value               (#)            In-the-Money Options at Fiscal
                       Exercise    Realized          Exercisable                 Year-End ($)
Name                      (#)         ($)           /Unexercisable         Exercisable/Unexercisable
----                   --------    --------         --------------         -------------------------

Steven Rosenberg        5,779       337,500                   0/0                    0/0
Moses Krausz              -0-           -0-              30,000/0                    0/0
David Lukens              -0-           -0-               0/5,000                    0/0


----------
Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year end market value of the common stock. An Option is "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price.



Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

         The Company does not have a Compensation Committee of its Board of Directors, although it does have a Stock Incentive Committee. Decisions as to compensation are made by the Company's Board of Directors. During the Company's fiscal year ended December 31, 2000, none of the executive officers of the Company served on the board of directors of any other entity, any of whose executive officers has served on the Board of Directors of the Company.

Report on Executive Compensation

         There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors. There is no formal policy for the Company's executive officers.

         The Board of Directors has appointed a Stock Option Committee which makes grants under and administers the 1999 Stock Incentive Plan. The Committee will continue to make grants and administer the 1999 Stock Incentive Plan for the duration of the plan.

         Total compensation for executive officers consists of a combination of salaries and stock option awards. Executive officers shall be entitled to receive such annual bonuses as the Board of Directors may in its discretion determine to be appropriate under the circumstances, based upon, with respect to each fiscal year, the Company's results of operations and progress with respect to the achievement of its strategic goals, the executive officers' performance, and such other factors as the Board of Directors deems to be relevant. No bonuses were paid to any executive officer in 2000. Stock option awards under the Company's 1999 Stock Incentive Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

                  William L. Cohen
                  Moses Marx
                  Steven Rosenberg
                  Randolph B. Stockwell

Compensation of Directors

         Each director who is not an employee of the Company receives monthly fees of $1,000 for serving as a director of the Company and $1,000 for each day during which he participates in a meeting of the Board and, if on a separate day, $500 for each day during which he participates in a meeting of a committee of the Board of which he is a member. In addition, see -- "Stock Plans" below.

Benefit Plans

         Except as set forth below under "Stock Plans" and "Retirement Income Plan", the Company does not maintain any pension, profit-sharing or other incentive compensation plans for the benefit of any of its current employees.

Stock Plans

         In 1999, the Board of Directors of the Company adopted a Stock Incentive Plan (the "1999 Stock Incentive Plan"). The Plan was approved by the Company's stockholders at a meeting held on March 23, 1999. A brief description of the 1999 Stock Incentive Plan is as follows:

         The 1999 Stock Incentive Plan permits the granting of awards in the forms of nonqualified stock options, incentive stock options, restricted stock, deferred stock, and other stock-based incentives. Up to 200,000 shares of Common Stock of the Company may be issued pursuant to the 1999 Stock Incentive Plan (subject to appropriate adjustment in the event of stock splits, combinations or changes in the corporate structure of the Company). Officers, directors and other key employees of the Company or any subsidiary are eligible to receive awards under the 1999 Stock Incentive Plan. The option exercise price of all options which are granted under the 1999 Stock Incentive Plan must be at least equal to 100% of the fair market value of a share of Common Stock of the Company on the date of grant.

         The Company's 1999 Stock Incentive Plan replaced the Company's 1991 Stock Incentive Plan and its Stock Option Plan for Non-Employee Directors (collectively, the "Former Plans"). No further options will be granted under the Company's Former Plans. However, holders of options previously granted under the Former Plans will continue to have the right to exercise those options in accordance with the terms of the options.

Retirement Income Plan

         In April 1985, the Company adopted its Retirement Income Plan (the "Plan"), a noncontributory plan, and as of September 15, 1988, froze benefit accruals resulting in a plan curtailment. Effective as of January 1, 2000, the Company reinstated the Plan to cover substantially all full-time, non-union United States employees of the Company and its subsidiaries. Benefits are based upon a combination of employee compensation and years of service. The Company pays the entire cost of the Plan for its employees and funds such costs as they accrue.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee (the "Committee") of Berkshire Bancorp Inc. is composed of two independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Exhibit
A. The members of the Committee are Randolph B. Stockwell (Chair) and William L. Cohen. On March 30, 2001, Thomas V. Guarino was appointed as a third member of the Committee.

         The primary function of the Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Committee's primary duties and responsibilities are to:

         a. Periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting.

         b. Periodically assess the independence and performance of the Company's outside auditors.

         c. Provide an avenue of communication among the outside auditors, management and the Board of Directors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         The Committee held three meetings during fiscal 2000. During these meetings, the Committee reviewed and discussed the Company's financial statements with management and Grant Thornton LLP ("Grant Thornton"), its independent certified public accountants.

         The Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management and management represented to the Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee discussed with Grant Thornton matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Committee received the written disclosures and conforming letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee has discussed with Grant Thornton its independence. The Company was billed $81,200 for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2000. No financial information systems design work was performed during 2000, therefore, the Company was not billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Company's principal accountant during the year ended December 31, 2000. The Company was billed $110,965 for non-audit services (other than the non-audit services described in the previous sentence) rendered by the Company's principal accountant during the year ended December 31, 2000. The Committee has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant. Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2000, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

         Based on the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of Grant Thornton to the Committee, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                               THE AUDIT COMMITTEE

                   RANDOLPH B. STOCKWELL and WILLIAM L. COHEN

                                PERFORMANCE GRAPH

         In January 1999, the Company completed the acquisition of The Berkshire Bank and became a Bank Holding Company. Prior to said acquisition, the Company had not had significant operating businesses or operations in a primary business segment to which a meaningful comparison of the Company's performance could be made. Accordingly, the following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of The Nasdaq Stock Market Bank Stocks Index and the Nasdaq Market Total Return Index for the five-year period ended December 31, 2000. The graph assumes that the value of the investment in the Company and the index was $100 on December 29, 1995 and assumes that all dividends were reinvested.


                RETURN TO SHAREHOLDERS OF BERKSHIRE BANCORP INC.


                                   =================================================================================
                                        12/29/95     12/31/96     12/31/97      12/31/98     12/31/99      12/29/00
--------------------------------------------------------------------------------------------------------------------
Berkshire Bancorp Inc.                   $100.00       $85.00      $115.00       $257.20      $323.20       $346.40
--------------------------------------------------------------------------------------------------------------------
NASDAQ Market                            $100.00      $132.04      $221.06       $219.64      $211.14       $241.08
Bank Stock Index
--------------------------------------------------------------------------------------------------------------------
NASDAQ Market                            $100.00      $123.04      $150.69       $212.51      $394.92       $237.62
Total Return Index
====================================================================================================================

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, the persons holding the accompanying proxy will vote in accordance with their judgement.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Grant Thornton LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2000. It is currently anticipated that Grant Thornton LLP will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 2001. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         A stockholder proposal must be received by the Company on or prior to December 31, 2001 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the 2002 Annual Meeting of Stockholders. Any such proposal should be directed to the Secretary or Assistant Secretary of the Company.

         In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice of any proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, any proxies received in respect of the Annual

Meeting will be voted in the discretion of the Company's management on any other matters which may properly come before the Annual Meeting. The Company further notifies its stockholders that if the Company does not receive notice by March 15, 2002 of a proposed matter to be submitted for stockholders vote at the 2002 Annual Meeting, then any proxies held by members of the Company's management in respect of such Annual Meeting may be voted at the discretion of such management members on such matter if it shall properly come before such Annual Meeting, and the Company will not be required to include a discussion of such proposed matter in the proxy statement to be distributed in respect of such Annual Meeting.

                                       By Order of the Board of Directors

                                       Emanuel J. Adler
                                       Secretary
Dated: April 27, 2001

EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                                       FOR
                             BERKSHIRE BANCORP INC.

Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

         a. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding accounting.

         b. Monitor the independence and performance of the Company's outside auditors.

         c. Provide an avenue of communication among the outside auditors, management and the Board.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the outside auditors, with or without management being present, as well as anyone in the Company. The Committee may retain, at the Company's expense, legal, accounting or other consultants or experts it deems to be necessary in the performance of its duties.

Composition

The Committee, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors as such term is defined in Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD") listing standards or successor rule, subject to the exception in Rule 4350.

Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have past experience in finance or accounting, requisite professional certification in accounting or any other comparable background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairman of the Committee who will have authority to act on behalf of the Committee between meetings.

Responsibilities

The responsibilities of the Committee are as follows:

         a. The Committee shall review and reassess the adequacy of this Charter annually, submit the Charter to the Board for approval and have the Charter published in the Company's Proxy Statement at least every three years in accordance with the regulation of the Securities and Exchange Commission (the "SEC").

         b. The Committee shall receive from the outside auditor, at least annually, a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1.

         c. The Committee shall engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

         d. The outside auditor is ultimately accountable to the Committee and the Board. The Committee shall review the performance and independence of the outside auditor and annually recommend to the Board the appointment or, where appropriate, the replacement of the outside auditor.

         e. The Committee, in consultation with the outside auditor and management of the Company, shall review the engagement of the outside auditor, audit scope and procedures to be followed in conducting the annual audit of the Company's financial statements.

         f. The Committee shall review with management and the outside auditor the Company's annual audited financial statements prior to the release of earnings and filing with the SEC. Such review shall include discussion of the results of the audit, significant issues regarding accounting principles, practices and judgements, and all matters required by AICPA standards. In addition, the Committee will discuss any items required to be communicated by the outside auditor in accordance with Statement on Auditing Standards ("SAS") No. 61, as amended by SAS No. 91.

         g. The Committee shall meet with the outside auditor or management privately to discuss any matters that the Committee, the outside auditor or management believes should be discussed privately with the Committee.

         h. The Committee shall provide a report to be included in the Company's annual proxy statement containing such information as may be required by applicable law or regulation.

         i. The Committee, based upon its review and discussions, shall recommend to the Board whether or not the audited financial statements shall be included in the Company's Annual Report on Form 10-K.

         j. The Committee shall perform such other activities and make such other recommendations to the Board on such matters, within the scope of its functions and consistent with this Charter, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls. The outside accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the outside accountants and is not an audit. The audit is conducted by the outside accountants.

                                                                      APPENDIX I


                             BERKSHIRE BANCORP INC.
                                  160 Broadway
                            New York, New York 10038

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Steven Rosenberg and Emanuel Adler, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Berkshire Bancorp Inc. on Thursday, May 17, 2001, at 405 Lexington Avenue, New York, New York, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTORS:

      [ ] FOR all nominees listed below                              [ ]  WITHHOLD AUTHORITY
          (except as marked to the contrary below).                       to vote for all nominees listed below.

             William L. Cohen, Thomas Guarino, Moses Marx, Steven Rosenberg and Randolph B. Stockwell

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

------------------------------------------------------------------------------------------------------------------

      The Board of Directors recommends a vote "FOR" all nominees listed above.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.
      IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL BOARD
      NOMINEES LISTED IN PROPOSAL 1.

      DATED: _______________________________, 2001   Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as
                                                     attorney, executor, administrator, trustee or guardian,
                                                     please give full title as such.  If a corporation, please
                                                     sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                                                                    __________________________________________
                                                                               Signature

                                                                    __________________________________________
                                                                               Signature if held jointly


          Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

